UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SAGALIAM ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2022

Sagaliam Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41182	86-3006717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Barry Kostiner

1800 Avenue of the Stars, Suite 1475

Los Angeles, CA 90067

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (213) 616-0011

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and right	SAGAU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	SAGA	The Nasdaq Stock Market LLC
Rights included as part of the units	SAGAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, Sagaliam Acquisition Corp. (“Sagaliam” or the “Company”) has called a special meeting of stockholders of the Company to be held at 9:00 a.m., Eastern Time, on December 22, 2022 (the “Meeting”) at which meeting stockholders will be asked to vote on a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) pursuant to a first amendment to the Charter to provide the Company with the option to extend the date by which the Company must complete its initial business combination from December 23, 2022 by up to ten successive one month periods up to October 23, 2023 by depositing additional funds into the trust account at each extension election (the “Extension Amendment Proposal”).

On December 21, 2022, the Company issued a press release announcing that, Sagaliam Sponsor LLC (the “Sponsor”) has agreed that if the Extension Amendment Proposal is approved, the Sponsor will contribute to the trust account the lesser of (x) $120,000 and (y) $0.06 per share for each public share of the Company that is not redeemed in connection with the Meeting for each one-month extension, paid on a month-to-month and as-needed basis, (each being referred to herein as a “Contribution”), to extend the date by which the Company must complete its initial business combination from December 23, 2022 for an additional one month period each time, for up to ten times, until October 23, 2023. If the Company extends the time to complete a business combination to October 23, 2023, the Sponsor would make aggregate Contributions in the amount of the lesser of (x) $1,200,000 and (y) $0.60 per share for each public share of the Company that is not redeemed in connection with the Meeting.

The Sponsor intends to support Sagaliam in the wake of a new potential excise tax that may be levied on stockholder redemptions in 2023.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. The IR Act applies only to repurchases that occur after December 31, 2022.

The extensions authorized by the Extension Amendment Proposal could result in the closing of Sagaliam’s recently announced business combination with Allenby Montefiore Limited after December 31, 2022. Any redemption or other repurchase that occurs after December 31, 2022, in connection with an initial business combination or otherwise, may be subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with an initial business combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination, (ii) the structure of the initial business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of the initial business combination) and (iv) the content of regulations and other guidance from the U.S. Department of the Treasury. In addition, because the excise tax would be payable by the Company, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined.

To mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Extension Amendment Proposal is implemented, the Sponsor intends to indemnify Sagaliam for any excise tax liabilities resulting from the implementation of the IR Act with respect to any future redemptions that occur after December 31, 2022. For the avoidance of doubt, the proceeds placed in the Company’s trust account and the interest earned thereon shall not be used to pay for any excise tax due under the IR Act in connection with any redemptions of the Company’s Class A common stock prior to or in connection with its initial business combination.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s stockholder approval of the Extension Amendment Proposal, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the security holders of the Company in favor of the approval of the Extension Amendment Proposal. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the definitive proxy statement dated November 29, 2022 (the “Extension Proxy Statement”), which, when available, may be obtained free of charge from the sources indicated above.

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No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension Amendment Proposal. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, stockholders and other interested persons to read the Extension Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. When available, stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Sagaliam Acquisition Corp., Barry Kostiner, Chief Executive Officer, 1800 Avenue of the Stars, Suite 1475, Los Angeles, CA 90067; Tel: (213) 616-0011; bkostiner@fintecham.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sagaliam Acquisition Corp.

By:	/s/ Barry Kostiner
Name:	Barry Kostiner
Title:	Chief Executive Officer

Dated: December 21, 2022

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